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                                                                   Exhibit 10.29


                                    GUARANTEE

         This GUARANTEE is made effective as of the 15th day of January, 1997, by SENIOR TOUR PLAYERS DEVELOPMENT, INC., a Nevada corporation, and LODWRICK COOK (collectively, the "Guarantor"), in favor of U.S. BANK OF NEVADA, a Nevada state-chartered commercial bank (the "Lender"), and its successors and assigns.

                                    RECITALS

         A. LAS VEGAS GOLF CENTER, L.L.C., a Delaware limited liability company (the "Borrower"), has requested Lender to lend Borrower the principal sum of FOUR MILLION AND NO/100THS DOLLARS ($4,000,000.00) (the "Loan") for the purpose of paying certain costs incurred in constructing a golf driving range and related entertainment facilities on certain real property located in Clark County, Nevada, and providing permanent financing in connection Therewith.

         B. The Loan will be evidenced by a Promissory Note Secured By Deed of Trust (the "Note"), secured by a Deed of Trust And Security Agreement And Fixture Filing With Assignment of Rents (the "Deed of Trust") and disbursed pursuant to a Construction/Permanent Loan Agreement (the "Loan Agreement"), each dated of even date hereof and executed by Borrower. The Loan Agreement, Note, Deed of Trust and any other instrument or document executed and delivered to or for the benefit of Lender in connection with the Loan are hereinafter referred to as the "Loan Documents".

         C. The Loan shall result in a substantial benefit to each Guarantor.

         D. Lender has made or agreed to make the Loan upon the inducement and representation that Guarantor would guarantee Borrower's obligations to Lender under the Loan Documents and/or arising in connection with the Loan, as provided herein.

         NOW, THEREFORE, in consideration of, and in order to induce Lender to make the Loan, Guarantor hereby agrees for the benefit of Lender, its succcessors and assigns, as follows:


                                    AGREEMENT

         1. INDEBTEDNESS GUARANTEED. Each Guarantor hereby unconditionally guarantees the payment, when due, of the indebtedness of Borrower to Lender or its order evidenced by the Note or any other Loan Document and to perform any and all obligations of Borrower under the terms of any Loan Document. Each Guarantor acknowledges that the amount of the indebtedness guaranteed hereby may exceed the principal amount of the Note.



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         2.       COMPLETION OF IMPROVEMENTS. If for any reason or under any contingency (i) Borrower shall abandon construction of the Improvements (as defined in the Loan Agreement), (ii) Borrower shall fail to complete the Improvements within the maximum construction time and in the manner provided in, and in accordance with the terms of, the Loan Agreement, and pay all costs thereof, (iii) Lender takes possession of the encumbered property prior to the completion of the Improvements by reason of any default of Borrower under any Loan Document, or, (iv) the right of Borrower to receive any other or further disbursements or advances under any Loan Document shall be terminated in accordance with the terms thereof, then, in any such event, Guarantor shall assume all responsibility for the completion of the Improvements in accordance with the provisions of the Loan Documents and, at Guarantor's own cost and expense (except that Guarantor shall have the right to receive the undisbursed portion of the Loan in order to assist Guarantor in performing Guarantor's obligations hereunder, provided that such funds shall be disbursed by Lender to Guarantor in accordance with the provisions of the Loan Agreement), shall cause the Improvements to be fully completed in accordance with the provisions of the Loan Agreement and within the maximum construction time specified in the Loan Agreement, shall pay all costs and expenses in connection with the construction of the Improvements, and shall indemnify and hold Lender harmless from and against any and all loss, cost, liability or expense which Lender may suffer by reason of such event. Notwithstanding the above, Lender, at Lender's sole option, shall have the right to complete the Improvements with such changes or modifications in the plans and specifications therefor which Lender reasonably deems necessary for the completion of the Improvements, and expend such sums as Lender deems proper in order so to complete the Improvements. The amount of any and all expenditures made by Lender shall be immediately due and payable by Guarantor to Lender.

         3. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that such Guarantor has a financial interest in the Borrower, that the Loan extended by the Lender to the Borrower enhances that financial interest, that this Guarantee is given in consideration of the Lender making the Loan to the Borrower and that such Guarantor has examined or has had the full opportunity to examine each of the Loan Documents.

         4. ALTERATION OF OBLIGATIONS. In such manner, upon such terms and at such times as Lender and Borrower deem best and without notice to Guarantor, Lender and Borrower may alter, compromise, accelerate, extend, renew or change the time or manner for the payment of any indebtedness or the performance of any obligation hereby guaranteed, increase or reduce the rate of interest on the Note, release Borrower, by acceptance of any deed in lieu of foreclosure or otherwise, as to all or any portion of the obligations hereby guaranteed, release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security therefor, or release or subordinate any security therefor. No exercise or non-exercise by Lender of any right available to Lender, no dealing by Lender with Guarantor or any other guarantor, endorser of the note or any other person, and no change, impairment or release of all or a portion of the obligations of Borrower under any of the Loan Documents or suspension of any right or remedy



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of Lender against any person, including, without limitation, Borrower and any other such guarantor, endorser or other person, shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against Lender. To the extent permitted by law, if Lender has exculpated Borrower from personal liability in whole or in part and/or agreed to look solely to the property covered by the Deed of Trust for the satisfaction of Borrower's obligations under the Loan Documents, said exculpation and agreement shall not affect the obligations of Guarantor hereunder, since Guarantor acknowledges that its obligations hereunder are independent of the obligations of Borrower and are to be construed as if no such exculpation or agreement had been given to Borrower by Lender. Guarantor further acknowledges that if any such exculpation or agreement has been given to Borrower, Lender has done so in reliance upon the covenants of Guarantor contained herein.

         5. WAIVER. To the extent permitted by law, Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights or remedies, including, without limitation, (a) any right provided by NRS 40.430, or any other statute or decision, to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue ]any other remedy in Lender's power before proceeding against Guarantor; (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of any indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (d) demand, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender as collateral or in connection with any indebtedness hereby guaranteed; (e) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies such as nonjudicial foreclosure with respect to security for any obligation guaranteed hereby, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by operation of applicable law; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (g) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any indebtedness hereby guaranteed; (h) any defense arising because of Lender's election, in any


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proceeding instituted under the Federal Bankruptcy Code, of the application of
Section 111l(b)(2) of the Federal Bankruptcy Code; (i) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; and (j) any claim, right or remedy which any Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any Guarantor hereunder, including, without limitation, any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

         6. SUBORDINATION. To the extent permitted by law and effective upon an Event of Default under the Loan Agreement, all existing and future indebtedness of Borrower to Guarantor and the right of Guarantor to withdraw any capital invested by Guarantor in Borrower is hereby subordinated to all indebtedness hereby guaranteed and, without the prior written consent of Lender such subordinated indebtedness or capital shall not be paid or withdrawn in whole or in part nor will Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this Guarantee is in effect. At Lender's request following an Event of Default under the Loan Agreement, Guarantor shall cause Borrower to pay to Lender all or any part of such subordinated indebtedness and any capital which Guarantor is entitled to withdraw. Each such payment by Borrower in violation of this Guarantee shall be received by Guarantor in trust for Lender, and Guarantor shall cause the same to be paid to Lender immediately upon demand by Lender on account of the indebtedness to Lender guaranteed hereunder. No such payment shall reduce or affect in any manner the liability of Guarantor under this Guarantee.

         7. BANKRUPTCY. So long as any indebtedness shall be owing to Lender, Guarantor shall not, without the prior written consent of Lender, commence, or join with any other person in commencing, any bankruptcy, reorganization, or insolvency proceeding against Borrower. The obligations of Guarantor under this Guarantee shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower, or by any defense which Borrower may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

         8. CLAIMS IN BANKRUPTCY. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all




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such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations hereunder shall not be deemed satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guarantee. If at any time the holder of the Note is required to refund to Borrower any payments made by Borrower under the Note because such payments have been held by a bankruptcy court having jurisdiction over Borrower to constitute a preference under any bankruptcy, insolvency or similar law then in effect, or for any other reason, then in addition to Guarantor's other obligation under this Guarantee, Guarantor shall reimburse the holder in the aggregate amount of such refund payments.

         9. INTEREST AND COSTS. If Borrower or Guarantor fails to pay all or any portion of the indebtedness hereby guaranteed upon demand by Lender, the amount of such indebtedness shall thereafter bear interest at the rate then applicable under the Note. Guarantor shall also pay Lender's reasonable attorneys' fees and all costs and other expenses which Lender expends or incurs in collecting or compromising any such indebtedness or in enforcing this Guarantee against Guarantor, whether or not suit is filed, including, without limitation, all such fees, costs and expenses incurred in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Guarantor which in any way affect the exercise by Lender of its rights and remedies hereunder.

         10. CUMULATIVE RIGHTS. The amount of Guarantor's liability and all rights, powers and remedies of Lender hereunder and under any other agreement now or at any time hereafter in force between Lender and Guarantor, including, without limitation, any other guarantee executed by Guarantor relating to any indebtedness of Borrower to Lender, shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender by law. This Guarantee is in addition to and exclusive of the guarantee of any other guarantor of any indebtedness of Borrower to Lender.

         11. INDEPENDENT OBLIGATIONS. The obligations of Guarantor hereunder are independent of the obligations of Borrower and, to the extent permitted by law, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender may maintain successive actions for other defaults. Lender's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations, the payment and performance of which are hereby guaranteed, have been paid and fully performed.




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         12.      SEVERABILITY. Should any one or more provisions of this
Guarantee be determined to be illegal or unenforceable, all other provisions hereof shall nevertheless remain in full force and effect.

         13. SUCCESSORS AND ASSIGNS. This Guarantee shall inure to the benefit of Lender, its successors and assigns, including the assignees of any indebtedness hereby guaranteed, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of Guarantor. This Guarantee may be assigned by Lender with respect to all or any portion of the indebtedness hereby guaranteed, and when so assigned Guarantor shall be liable to the assignees under this Guarantee without in any manner affecting the liability of Guarantor hereunder with respect to any indebtedness retained by Lender.

         14. NOTICES. Whenever Guarantor or Lender shall desire to give or serve any notice, demand, request or other communication with respect to this Guarantee, each such notice shall be in writing and shall be effective only if the same is delivered by personal service, by telefax or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


                   To Lender:       U.S. BANK OF NEVADA
                                    COMMERCIAL SERVICES GROUP
                                    2300 W. SAHARA AVENUE, SUITE 120, BOX 20
                                    LAS VEGAS, NEVADA 891202

                   To Guarantor:    SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                                    266 BEACON STREET
                                    BOSTON, MASSACHUSETTS 02116

                                    LODWRICK COOK

                                    13849 Weddington St.
                                    --------------------------------
                                    Sherman Oaks, California 91401
                                    --------------------------------

         Any such notice delivered personally shall be deemed to have been received upon delivery. Any such notice sent by telefax shall be presumed to have been received by the addressee one (1) business day after its acceptance for sending by an authorized carrier thereof. Any such notice sent by mail shall be presumed to have been received by the addressee three (3) business days after posting in the United States mail. Any party to whom any such notice is to be sent hereunder may change its address by giving the other such parties written notice of its new address as herein provided.

         15. APPLICATION OF PAYMENTS OR RECOVERIES. With or without notice to Guarantor, Lender, in Lender's sole discretion and at any time and from time to time and in such manner and




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upon such terms as Lender deems fit, may (a) apply any or all payments or recoveries from Borrower or from any other guarantor or endorser under any other instrument or realized from any security, in such manner and order of priority as Lender may determine, to any indebtedness of Borrower to Lender, whether or not such indebtedness is guaranteed hereby or is otherwise secured or is due at the time of such application; and (b) refund to Borrower any payment received by Lender upon any indebtedness hereby guaranteed and payment of the amount refunded shall be fully guaranteed hereby.

         16. FINANCIAL STATEMENTS. Guarantor hereby represents and warrants that the most recent financial statements of Borrower and Guarantor heretofore delivered to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting practices consistently applied and fairly present the financial condition of Borrower and Guarantor as of the respective dates thereof and for the period(s) covered thereby, and no material adverse change has occurred in the financial condition or prospects of Borrower or Guarantor since the respective dates thereof.

         17. RIGHTS AND REMEDIES. Guarantor understands that the exercise by Lender of certain rights and remedies contained in the Deed of Trust may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, to the extent permitted by law, Guarantor hereby authorizes and empowers Lender, its successors, endorsees and/or assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which then may be available, it being the purpose and intent of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

         18. SETOFF. Lender shall have a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of, or on deposit with, Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise. Such right is in addition to any right of setoff Lender may have by law. All rights of setoff may be exercised without notice or demand to Guarantor. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff, or by any delay in doing so. Every right of setoff shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

         19.      MISCELLANEOUS.

                  (a) This Guarantee shall be governed by and construed in accordance with the laws of the State of Nevada. Guarantor hereby consent to the jurisdiction of any competent court within the State of Nevada and consents to service of process by any means authorized by Nevada law in any action brought under or arising out of this Guarantee.




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                  (b)      Except as provided in any other written agreement now
or at any time hereafter in force between Lender and Guarantor, this Guarantee shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein.

                  (c) The obligations of all persons signing this Guarantee as Guarantor shall be joint and several.

                  (d) When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

                  (e) No provision of this Guarantee or right granted to Lender hereunder can be waived in whole or in part nor can Guarantor be released from Guarantor's obligations hereunder except by a writing duly executed by an authorized officer of Lender.

                  (f) Until all indebtedness of Borrower to Lender has been paid in full, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender.

                  (g) Lender need not inquire into the power of Borrower or the authority of its partners, officers or agents acting or purporting to act on its behalf.

                  (h) The headings of this Guarantee are inserted for convenience only and shall have no effect upon the construction or interpretation hereof.

         Executed as of the date first above written.



                                   SENIOR TOUR PLAYERS DEVELOPMENT, INC.,
                                   A NEVADA CORPORATION,


                                   BY: /s/ STANTON V. ABRAMS
                                       ---------------------------------------
                                       STANTON V. ABRAMS




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                                   ITS: MANAGER

                                   /s/ LODWRICK COOK
                                   ------------------------------------
                                   LODWRICK COOK



                                        "GUARANTOR"


                                   ------------------------------------


STATE OF NEVADA  )
                 )ss.
COUNTY OF CLARK  )


     This instrument was acknowledged before me on 15 January, 1997, by Stanton
V. Abrams, as President of Senior Tour Players Development, Inc.



                                        /s/ Cherle Ballard
                                        -----------------------------------
   [Notary Public Seal]                 Cherle Ballard
                                        Notary Public
                                        My Commission Expires: 15 Nov. 1997



STATE OF NEVADA  )
                 )ss.
COUNTY OF CLARK  )


     This instrument was acknowledged before me on 15 January, 1997, by Lodwrick Cook



                                        /s/ Cherle Ballard
                                        -----------------------------------
   [Notary Public Seal]                 Cherle Ballard
                                        Notary Public
                                        My Commission Expires: 15 Nov. 1997







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